UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 13, 2019

Rosetta Stone Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34283	43837082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1621 North Kent Street, Suite 1200, Arlington, Virginia 22209

(Address of principal executive offices, including zip code)

703-387-5800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00005 per share	RST	New York Stock Exchange

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On November 13, 2019, the board of directors (the “Board”) of Rosetta Stone Inc. (the “Company”) unanimously voted to increase the size of its Board by one seat to nine members and appointed Kathryn (Kate) Walker as a director effective November 13, 2019. Ms. Walker was assigned to Class I of the Company’s classified board.  The next election of Class I directors will be at the Company’s 2022 Annual Meeting of the Stockholders. Ms. Walker was also appointed to serve on the Audit Committee of the Board. Following Ms. Walker’s appointment, the members of the Audit Committee are Laurence Franklin (Chair), Patrick Gross, George Logue, David Nierenberg, Steven Yankovich and Ms. Walker.

As a director, Ms. Walker will participate in the standard non-employee director compensation arrangements described under the heading “Director’s Compensation” in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 5, 2019.  Ms. Walker’s award will be pro-rated for services to be rendered through May 20, 2020.  Ms. Walker will also receive the same indemnification as the Company’s other non-employee directors, pursuant to an agreement in the form of that filed as Exhibit 10.7 to the Company’s Registration Statement on Form S-1, as amended, filed with the SEC on September 23, 2008 (File No. 333-153632).

Ms. Walker has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Biographical information with respect to Ms. Walker is contained in a copy of the press release in which her election was announced, attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated November 14, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2019

ROSETTA STONE INC.
By:	/s/ Sean J. Klein
Name: Sean J. Klein
Title: General Counsel and Secretary

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